                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 31, 1996




                                K N ENERGY, INC.

             (Exact name of registrant as specified in its charter)


          KANSAS                            1-6446              48-0290000
  (State or other jurisdiction        (Commission File       (I.R.S. Employer
of incorporation or organization)          Number)          Identification No.)



          370 VAN GORDON STREET
          P. O. BOX 281304
          LAKEWOOD, CO                                           80228-8304
 (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (303) 989-1740

Item 5.  Other Events.

         On January 31, 1996 K N Energy, Inc. closed the merger of K N's wholly owned oil & gas subsidiary, K N Production Company, into Tom Brown, Inc., as well as completed the joint formation of a new gas services company, Wild Horse, LLC and reference is hereby made to the press release dated February 1, 1996, which is filed herewith as an exhibit and incorporated herein by this reference.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

         (a)     Financial Statements - None

         (b)     Pro-Forma Financial Statements - None

         (c)     Exhibits

                 1.1      Press release dated February 1, 1996


                                 EXHIBIT INDEX

Exhibit Number
Page                             Exhibit Description                       Page
-------------------              -------------------                       ----
1.1                     Press release dated February 1, 1996                 5

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        K N ENERGY, INC.



Date:  February 1, 1996                 By:  /s/ WILLIAM S. GARNER, JR.
                                           -----------------------------------
                                             William S. Garner, Jr.
                                             Vice President, General Counsel
                                             and Secretary

                                EXHIBIT INDEX


EXHIBIT
NUMBER                   EXHIBIT DESCRIPTION                               PAGE
-------                  -------------------                               ----

  1.1               Press Release Dated February 1, 1996                    5